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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 2, 2003


                            MRV COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  DELAWARE                              06-1340090
       (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)              IDENTIFICATION NUMBER)

            20415 NORDHOFF STREET
            CHATSWORTH, CA                                91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                    ISSUER'S TELEPHONE NUMBER: (818) 773-0900

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5. Other Events and Regulation FD Disclosure.

On June 2, 2003, registrant issued a press release announcing that it had agreed to sell 5-year senior convertible notes resulting in gross proceeds of $23 million, in a private offering to an institutional buyer. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statements - Not applicable

(b)   Pro Forma Financial Information - Not applicable

(c)   Exhibits:

      4.1 Securities Purchase Agreement dated as of June 1, 2003 between MRV Communications, Inc. and the investor named therein with Exhibits (including Form of Note as Exhibit A and
            Form of Registration Rights Agreement as Exhibit B).

      4.2   Registration Rights Agreement dated as of June 1, 2003.

      99.1  Press Release of June 2, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 2, 2003

                         MRV COMMUNICATIONS, INC.


                         By: /s/ Noam Lotan
                            --------------------------------------
                            Noam Lotan
                            President and Chief Executive Officer


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